UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 1, 2012 (June 1, 2012)

MGT Capital Investments, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26886	13-4148725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue – Suite 204

Harrison, NY 10528

 (Address of principal executive offices, including zip code)

914-630-7431

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 1, 2012, the Company issued a press release announcing that it had retained Nixon & Vanderhye P.C. to support the Company’s strategy to monetize intellectual property and that it had closed on its previously announced transactions resulting in the sale of $3.5 million of senior secured convertible notes (and associated warrants), and the purchase of U.S. Patent #7,892,088. A copy of the related press release is attached as Exhibit 99.1 hereto and incorporated by reference in response to this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2012	MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ Robert B. Ladd
Name: Robert B. Ladd Title: President and Chief Executive Officer